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                                                                    EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation of our report dated January 27, 1995, included on page 33 of the 1994
Annual Report to Shareholders and incorporated by reference in this Form 10-K, into the previously filed Registration Statements on Form S-8 (Nos. 2-64600, 2-81590, 33-32692, 2-66654 and 33-54084).

                                                            ARTHUR ANDERSEN LLP


Oklahoma City, Oklahoma
March 28, 1995